UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2013

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Rd, Suite 300, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

14646 N. Kierland Blvd., Suite 260, Scottsdale, Arizona 85254

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On September 27, 2013, Nuverra Environmental Solutions, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its current senior secured revolving credit agreement dated as of April 12, 2012, as amended (the “Credit Agreement”) with Wells Fargo Bank, National Association, as the administrative agent, issuing lender and swing line lender, and the other lenders party thereto.

The Amendment modifies the Credit Agreement by, among other things: (i) extending certain deadlines for survey and title requirements related to the mortgage of certain real estate, which is collateral under the Credit Agreement; and (ii) increasing the Maximum Total Debt Leverage Ratio (as defined in the Credit Agreement) to the following terms: (i) 4.75 to 1.00 as of September 30, 2013, (ii) 4.50 to 1.00 as of December 31, 2013, (iii) 4.25 to 1.00 as of March 31, 2014, (iv) 4.00 to 1.00 as of June 30, 2014, and (v) 3.75 to 1.00 for each fiscal quarter ending thereafter. Both before and after giving effect to the Amendment, the Applicable Margin (as defined in the Credit Agreement) remains at 375 basis points with respect to Eurodollar Advances (as defined in the Credit Agreement), 275 basis points with respect to Base Rate Advances (as defined in the Loan Agreement) and 50 basis points with respect to the Commitment Fee (as defined in the Loan Agreement). No adjustment in the Applicable Margin will be available until after delivery of the financial statements for the fiscal quarter ending March 31, 2014.

The above description of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment and the Credit Agreement, as previously amended, copies of which are filed or incorporated by reference as Exhibits 10.1, 10.1A and 10.1B, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

On September 30, 2013, the Company issued a press release announcing the execution of the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act or 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1*	Amendment No. 3 to Credit Agreement, dated September 27, 2013.

10.1A	Credit Agreement, dated as of April 10, 2012, among the Company, as borrower, the Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swing line lender, and Wells Fargo Securities, LLC and Regions Capital Markets, as joint lead arrangers and joint bookrunners (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2012).

10.1B	Master Assignment, Agreement, Amendment No. 1 and Waiver to Credit Agreement, dated as of November 30, 2012, among the Company, as borrower, the Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swing line lender, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Citizens, N.A., Fifth Third Bank and U.S. Bank National Association, as joint lead arrangers, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Citizens, N.A., as joint bookrunners, Bank of America, N.A. and Citizens Bank Of Pennsylvania, as co-syndication agents, Fifth Third Bank and U.S. Bank National Association, as co-documentation agents, and certain other lenders party thereto (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on

November 6, 2012).

99.1**	Press Release, dated September 30, 2013.

*	Filed herewith
**	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:
Date: September 30, 2013	/s/ Chris Kevane
Name: Chris Kevane

Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Amendment No. 3 to Credit Agreement, dated September 27, 2013.

10.1A	Credit Agreement, dated as of April 10, 2012, among the Company, as borrower, the Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swing line lender, and Wells Fargo Securities, LLC and Regions Capital Markets, as joint lead arrangers and joint bookrunners (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2012).

10.1B	Master Assignment, Agreement, Amendment No. 1 and Waiver to Credit Agreement, dated as of November 30, 2012, among the Company, as borrower, the Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swing line lender, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Citizens, N.A., Fifth Third Bank and U.S. Bank National Association, as joint lead arrangers, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Citizens, N.A., as joint bookrunners, Bank of America, N.A. and Citizens Bank Of Pennsylvania, as co-syndication agents, Fifth Third Bank and U.S. Bank National Association, as co-documentation agents, and certain other lenders party thereto (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2012).

99.1**	Press Release, dated September 30, 2013.

*	Filed herewith
**	Furnished herewith